SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)      March 5, 2004
                                                         -------------

                        BIO-AMERICAN CAPITAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            Nevada                      000-26907                93-1118938
 ----------------------------    ------------------------    -------------------
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


      498 Ellis Street, 2nd Floor, Penticton, BC, Canada,     V2A 4M2
      ---------------------------------------------------    ----------
           (Address of Principal Executive Offices)          (Zip Code)


   Registrant's telephone number, including area code     (250) 497-6072
                                                          --------------

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets

         On March 5, 2004, Bio-American Capital Corporation. ("Company") entered into an acquisition agreement ("Agreement") with Georgina Martin, the sole shareholder of Cheetah Oil & Gas Ltd., a British Columbia company, for the acquisition of all the outstanding equity securities of Cheetah, being 100 shares of common stock, in exchange for 25,000,000 shares of the common stock, $.001 par value, of the Company. As a result of this transaction, Cheetah has become a wholly owned subsidiary of the Company. The principal assets of Cheetah are certain permits and licenses issued by the Minister of Petroleum and Energy for Papua New Guinea. The permits and licenses to be maintained require Cheetah to engage in exploratory and developmental activities by certain dates, including obtaining seismic data, drilling an exploratory well, drilling an appraisal well and conducting related activities. Cheetah will be required to expend certain minimum amounts in respect of the permits and licenses. The initial term of the permits and licenses is six years.

         To maintain these assets, the Company or Cheetah will have to raise capital. Neither the Company nor Cheetah has any arrangements for the required capital at this time. The failure to have the required capital at the times needed, and the ability to modify the agreements or extend the time periods, could result in their termination and the loss of their benefits to the Company and Cheetah. In that event the shareholders may lose their investment in the Company.

         In connection with the consummation of the acquisition of Cheetah, Ms. Martin has been appointed to the board of directors of the Company. Ms Martin will remain the officer and director of Cheetah.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

    (a)  Financial Statements

         The Company will file the required financial statements within 60 days of the filing of this Form 8-K.

    (b)  Pro Forma Financial Statements

         None required.

    (c)  Exhibits

    Exhibit Number       Description
    --------------       -------------------------------------------------------

    2.1 Acquisition Agreement, dated March 5, 2004 by and between Ms. Georgina Martin and the Company for the purchase of Cheetah Oil & Gas Ltd.

    99.1                 Press release of the Company dated March 5, 2004




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 16, 2004                      BIO-AMERICAN CAPITAL CORPORATION
                                                      (Registrant)


                                                      /s/ Ted Kozub
                                                      -------------
                                                      Ted Kozub
                                                      President




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                                  EXHIBIT INDEX



 Exhibit Number          Description
 --------------          -------------------------------------------------------

 2.1 Acquisition Agreement, dated March 5, 2004 by and between Ms. Georgina Martin and the Company for the purchase of Cheetah Oil & Gas Ltd. (FILED HEREWITH)

 99.1                    Press release of the Company dated March 5, 2004 (FILED
                         HEREWITH)







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